UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Data of earliest event reported): June 30, 2022

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 1.01	Entry into a Material Definitive Agreement.
Securities Purchase Agreement

On June 30, 2022, X4 Pharmaceuticals, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several institutional accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the “Private Placement”) (i) an aggregate of 37,649,086 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) with respect to certain Investors, in lieu of Shares, pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 13,276,279 shares of Common Stock and (iii) accompanying warrants (the “Warrants”) to purchase an aggregate of 50,925,365 shares of Common Stock or Pre-Funded Warrants, at a purchase price of $1.095 per share of Common Stock and accompanying Warrant and $1.094 per Pre-Funded Warrant and accompanying Warrant.

The price per Share and accompanying Warrant is based in part upon the last reported closing price of the Common Stock on the Nasdaq Capital Market. The price per Pre-Funded Warrant and accompanying Warrant represents the price per Share and accompanying Warrant to be sold in the Private Placement, minus the $0.001 per share exercise price of each such Pre-Funded Warrant.

Each Pre-Funded Warrant will have an exercise price equal to $0.001 per share. The Pre-Funded Warrants are exercisable at any time after their original issuance and will not expire until exercised in full. Each Warrant will have an exercise price equal to $1.095 per share. The Warrants are exercisable at any time after their original issuance and will expire on the date that is sixty (60) months from their original issue date; provided that, the exercise of any Warrant is conditioned upon the Authorized Shares Increase (as defined below). In connection with the Private Placement, the Company has agreed to convene a special meeting of its stockholders no later than 90 days following the closing of the Private Placement to seek approval of an increase in the number of its authorized shares of Common Stock pursuant to an amendment to its Certificate of Incorporation (such increase, the “Authorized Shares Increase”).

The Pre-Funded Warrants and the Warrants to be issued in the Private Placement will provide that a holder of Pre-Funded Warrants or Warrants, as applicable, will not have the right to exercise any portion of its Pre-Funded Warrants or Warrants if such holder, together with its affiliates, would beneficially own in excess of 4.99% or 9.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that each holder may increase or decrease the Beneficial Ownership Limitation by giving 61 days’ notice to the Company, but not to any percentage in excess of 19.99%. If the holder is not permitted to exercise a Warrant for shares of the Company’s Common Stock due to the foregoing limitation, then the holder may exercise the Warrant for an equivalent number of Pre-Funded Warrants with an exercise price of $0.001. If there is no effective registration statement at the time of exercise, the Warrants may be exercised on cashless basis.

The Private Placement is expected to close on or about July 6, 2022, subject to the satisfaction of certain customary closing conditions. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $55 million, before deducting the placement agent commissions and estimated offering expenses payable by the Company. The Company expects the net proceeds from the Private Placement to be used for continued clinical development and commercial readiness of its lead candidate, mavorixafor, and for business development activities, working capital, and general corporate purposes.

The foregoing descriptions of the Securities Purchase Agreement, the Pre-Funded Warrants and the Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1, 4.1 and 4.2 hereto, respectively, and incorporated by reference herein.

Registration Rights Agreement

Also on June 30, 2022, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to register for resale the Shares and the issuance of the shares of Common Stock underlying the Pre-Funded Warrants and the Warrants held by the

Investors (the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the Registrable Securities by no later than July 29, 2022 (the “Filing Deadline”). The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable and to keep such registration statement effective until the date the Shares and the shares of Common Stock underlying the Pre-Funded Warrants and the Warrants covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed by the Filing Deadline, (ii) the registration statement has not been declared effective prior to the earlier of (A) five business days after the date which the Company is notified by the U.S. Securities and Exchange Commission (the “SEC”) that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, or (B) 60 days following the Filing Deadline (or, in the event the SEC reviews and has written comments to the registration statement, 120 days following the Filing Deadline) or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason including by reason of a stop order or the Company’s failure to update such registration statement, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Investor as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such Investor in the Registrable Securities per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the registration statement. The Investors have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Amendment to Amended and Restated Loan and Security Agreement

On June 30, 2022, X4 Pharmaceuticals, Inc. (“X4” or the “Company”) and certain of its subsidiaries (collectively, with X4, the “Borrower”) entered into Amendment No. 4 to the Company’s Amended and Restated Loan and Security Agreement (the “Fourth Amendment”) with the several banks and financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Hercules Capital, Inc., in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”). The Fourth Amendment further amended that certain Amended and Restated Loan and Security Agreement dated as of June 27, 2019 (as amended by Amendment No. 1 to Amended and Restated Security Agreement, dated March 13, 2020, Amendment No. 2 to Amended and Restated Security Agreement, dated December 21, 2020, Amendment No. 3 to Amended and Restated Security Agreement, dated February 9, 2022, and the Fourth Amendment, the “Loan Agreement”) among the Borrower, the Lender and the Agent.

Pursuant to the Fourth Amendment, the Amortization Date (as defined in the Loan Agreement) will be extended to August 1, 2023 if the following conditions are met: (a) no default or Event of Default (as defined in the Loan Agreement) shall have occurred and remain continuing; (b) Borrower shall have achieved the Equity Milestone (as defined below) and (c) Borrower shall have achieved Performance Milestone III (as defined in the Loan Agreement) prior to February 1, 2023 (collectively, the “Interest Only Extension Conditions”). In addition, the Amortization Date will be further extended to February 1, 2024 if the following conditions are achieved before August 1, 2023: (a) no default or Event of Default (as defined in the Loan Agreement) shall have occurred and remain continuing; (b) Borrower shall have satisfied the Interest Only Extension Conditions; (c) Borrower shall have raised at least $25,000,000 in All Source Cash Proceeds (as defined in the Loan Agreement); and (d) Borrower shall have filed a New Drug Application for X4P-001 for the treatment of WHIM Syndrome. “Equity Milestone” means Borrower has raised at least $50.0 million in unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) gross cash proceeds from one or more bona fide equity financings after the date of the Fourth Amendment and prior to July 31, 2022, and subject to verification by Agent (including supporting documentation reasonably requested by Agent).

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Fourth Amendment with Hercules is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Shares of Equity Securities.
The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the securities will be made in reliance on the exemption afforded by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The securities will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01	Other Events.
On June 30, 2022, the Company issued a press release announcing the Private Placement and the entry of the Fourth Amendment. The press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement and the use thereof, the Company’s plans to file a registration statement to register the resale of the shares of Common Stock to be issued and sold in the Private Placement and the issuance of the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and the Warrants, and the Company’s expectations with respect to the Hercules loan facility and the achievement of milestones thereunder. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the Investors, to satisfy the conditions to closing for the Private Placement; the closing of the Private Placement; the Company’s ability to successfully complete the Authorized Shares Increase; and risks described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, which is on file with the SEC; and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Warrant
10.1	Securities Purchase Agreement, dated June 30, 2022, by and among X4 Pharmaceuticals Inc. and the persons party thereto.
10.2	Registration Rights Agreement, dated June 30, 2022, by and among X4 Pharmaceuticals Inc. and the persons party thereto.
10.3
Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of June 30, 2022, by and among X4 Pharmaceuticals, Inc., each of its Qualified Subsidiaries (including X4 Therapeutics, Inc.), the Lender, and Hercules Capital, Inc., as Agent.

99.1	Press Release of X4
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: July 1, 2022	By:	/s/ Derek Meisner
Derek Meisner
Chief Legal Officer